Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

by and between

GBS INC.

The sellers listed on annex a hereto

and

The sellers listed on annex b hereto

Dated as of October 4, 2022

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of October 4, 2022 by and among GBS INC., a Delaware corporation (the “Company”), the sellers listed on Annex A hereto (the “RFA Sellers”) and the sellers listed on Annex B hereto (the “Other IFP Sellers”, and, together with their successors and any Person that becomes a party hereto pursuant to Section 4.1, and the RFA Sellers, the “Sellers”). Capitalized terms that are used but not defined elsewhere herein are defined in Exhibit A.

WHEREAS, the Company and the Sellers are parties to the Share Exchange Agreement, dated as of October 4, 2022 (the “Share Exchange Agreement”), pursuant to which, among other things, each Seller who is also an IFP Convertible Loan Holder has agreed, upon the satisfaction of certain terms and conditions set forth therein, to, convert all their outstanding loans into Issuable IFP Shares that would immediately be exchanged for Common Stock only once the Company Stockholder Approval has been duly obtained for the Company Convertible Preferred Stock conversion in accordance with the terms set forth therein;

WHEREAS, pursuant to the Share Exchange Agreement, each Seller will receive Company Convertible Preferred Stock, which is convertible into Common Stock once the Company Stockholder Approval has been duly obtained;

WHEREAS, as a condition to the obligations of the Company and the Sellers under the Share Exchange Agreement, the Company and the Sellers are entering into this Agreement for the purpose of granting certain registration and other rights to the Sellers.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I

Resale Shelf Registration

Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use its commercially reasonable efforts to prepare and file, no later than the later of (a) the 30th calendar day following the Company Stockholder Approval Date and (b) the 180th calendar day following the Closing (such date, the “Filing Date”) , a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Sellers) (the “Resale Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by no later than the thirtieth calendar day following the Filing Date (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company).

Section 1.2 Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.3 Subsequent Shelf Registration Statement. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Sellers.

Section 1.4 Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

Section 1.5 Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder of Registrable Securities after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

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(b) if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6 Underwritten Offering.

(a) Subject to any applicable restrictions on transfer in the Share Exchange Agreement or otherwise, the RFA Sellers may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration Statement is intended to be conducted through an underwritten offering (the “Underwritten Offering”); provided, that the Holders of Registrable Securities may not, without the Company’s prior written consent, (i) launch an Underwritten Offering the anticipated gross proceeds of which shall be less than $2,500,000 (unless the RFA Sellers are proposing to sell all of their remaining Registrable Securities), (ii) launch more than three (3) Underwritten Offerings at the request of the RFA Sellers within any twelve (12) month period or (iii) launch an Underwritten Offering within the period commencing fourteen (14) days prior to and ending two (2) Business Days following the Company’s scheduled earnings release date for any fiscal quarter or year (or such shorter period as is the Company’s customary “blackout window” applicable to directors and officers) provided further, that any such Underwritten Offering may not be conducted if the “aggregate worldwide market value” of the Company, as such term is defined in Section 12b-2 of the Securities Exchange Act of 1934, at the time of proposed commencement of such an offering is less than $75 million.

(b) In the event of an Underwritten Offering, the RFA Sellers of a majority of the Registrable Securities participating in an Underwritten Offering shall select the managing underwriter(s) to administer the Underwritten Offering; provided, that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which is not to be unreasonably withheld, conditioned or delayed. The Company and the Holders of Registrable Securities participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

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(c) The Company will not include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities without the prior written consent of the Sellers. If the managing underwriter or underwriters advise the Company and the Sellers in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the RFA Sellers that have requested to participate in such Underwritten Offering, allocated pro rata among such RFA Sellers on the basis of the percentage of the Registrable Securities then-owned by such RFA Sellers, (ii) second, the Registrable Securities of the Other IFP Sellers that have requested to participate in such Underwritten Offering, allocated pro rata among such Other IFP Sellers on the basis of the percentage of the Registrable Securities then-owned by such Other IFP Sellers, (iii) third, the Persons party to the Original Registration Rights Agreement that have the right to, and have requested, to participate in such Underwritten Offering, allocated pro rata among such Persons on the basis of the percentage of the shares of registrable Common Stock then-owned by such Persons and (iv) fourth, any other securities of the Company that have been requested to be so included.

Section 1.7 Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if the Sellers deliver a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 1.8 Piggyback Registration.

(a) Subject to 1.8(b) below, from and after the Stockholder Approval Date, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any registration statements other than the Registrable Securities, other than pursuant to a Special Registration or securities registered pursuant to the Original Registration Rights Agreement.

(b) The Company may conduct a registered public offering with respect to a primary offering of Common Stock (such offering, a “Primary Offering”).

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(c) The Company shall give prompt written notice of the proposed filing of a registration statement (the “Primary Offering Registration Statement”) for any Primary Offering, which notice shall be given, to the extent reasonably practicable, no later than ten (10) Business Days prior to the filing date (the “Piggyback Notice”) to the Sellers. The Piggyback Notice shall offer such Sellers the opportunity to include (or cause to be included) in such Primary Offering the number of shares of Registrable Securities as each such Seller may request (each, a “Piggyback Transaction”). Subject to Section 1.8(d), the Company shall use commercially reasonable efforts to include in each Piggyback Transaction all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each, a “Piggyback Request”) within five (5) Business Days after the date of the Piggyback Notice but in any event not later than two (2) Business Day prior to the filing date of a Primary Offering Registration Statement related to the Piggyback Transaction. The Company shall not be required to maintain the effectiveness of such Primary Offering Registration Statement beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Sellers of the Registrable Securities included in such Primary Offering Registration Statement.(d) The Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed Primary Offering to permit Sellers of Registrable Securities who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Seller’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Primary Offering advise the Company in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (A) first, the securities proposed to be sold by the Company for its own account; (B) second, the Registrable Securities of the Sellers that have requested to participate in such Primary Offering, allocated pro rata among such Sellers on the basis of the Sellers’ then-current ownership of Registrable Securities; and (C) third, any other securities of the Company that have been requested to be included in such offering; provided that the Sellers may, prior to the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such underwritten public offering pursuant to this Section 1.8.

Article II

Additional Provisions Regarding Registration Rights

Section 2.1 Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company shall:

(a) prepare and promptly file with the SEC a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the Sellers’ intended method of distribution set forth in such registration statement for such period;

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(c) furnish to the Sellers’ legal counsel copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement;

(d) if requested by the managing underwriter or underwriters, if any, or the Sellers, promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Sellers may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request;

(e) if requested by the managing underwriter or underwriters, if any, or the Sellers, promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Sellers may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request;

(f) as promptly as is reasonably practicable notify the Sellers at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 2.2, at the request of the Sellers, prepare promptly and furnish to the Sellers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g) use commercially reasonable efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Sellers; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection or (ii) take any action that would subject it to general service of process in any such jurisdictions;

(h) in the event that the Registrable Securities are being offered in an underwritten public offering, enter into an underwriting agreement in accordance with the applicable provisions of this Agreement;

(i) in connection with an Underwritten Offering, the Company shall cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts);

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(j) use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter”, dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (iii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(k) use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(l) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(m) in connection with a customary due diligence review, make available for inspection by the Sellers, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Sellers or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement, provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or (iv) such information (A) was known to such Offering Persons or their representatives from a source other than the Company when such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, information provided by the Company;

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(n) cooperate with the Sellers and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC; and

(o) as promptly as is reasonably practicable notify the Sellers (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 2.1(f) above) cease to be true and correct or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

The Sellers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.1(f), 2.1(o)(ii) or 2.1(o)(iii), the Sellers shall discontinue disposition of any Registrable Securities covered by such registration statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until the Sellers are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company in writing, the Sellers shall use commercially reasonable efforts to return to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as is reasonably practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Sellers thereof. In the event the Company invokes an Interruption Period hereunder and in the reasonable discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall provide written notice, as soon as is reasonably practicable, to the Sellers that such Interruption Period is no longer applicable.

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Section 2.2 Suspension. (a) The Company shall be entitled, on two (2) occasions in any 12-month period, for a period of time not to exceed 60 days in the aggregate in any such 12-month period, to (x) defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering any Registrable Securities, (y) suspend the use of any prospectus and registration statement covering any Registrable Securities, and (z) require the Holders of Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a registration statement, if the Company delivers to the Sellers a certificate signed by an executive officer certifying that such registration and offering would (i) require the Company to make an Adverse Disclosure, (ii) materially interfere with any bona fide material financing, acquisition, disposition or other similar transaction involving the Company or any of its subsidiaries then under consideration. Such certificate shall contain a statement of the reasons for such suspension and the anticipated length of such suspension or (iii) during the first month after the end of a fiscal quarter of the Company (i.e., January, April, July and October to the extent the Company’s fiscal quarters end on December 31, March 31, June 30 and September 30) if, based on the good faith judgment of the Company, after consultation with outside counsel to the Company, such postponement or suspension is necessary in order to avoid the premature disclosure of material non-public information (including financial results for the preceding fiscal quarter) and the Company has a bona fide business purpose for not disclosing such information publicly at that time. The Sellers shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to a Underwritten Offering Notice, or requires the Holders to suspend any Underwritten Offering, the Sellers shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration shall be borne by the Company, provided that each holder of Registrable Securities participating in an offering shall pay all applicable underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, on the Registrable Securities sold by such holder and the fees and expenses of any counsel to the Holders (other than such fees and expenses expressly included in Registration Expenses).

Section 2.4 Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following:

(a) such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Company to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof;

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(b) during such time as such Holder or Holders and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Holder or Holders will, and they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their Affiliates to, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable registration statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Holder or Holders or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c) such Holder or Holders shall, and they shall cause their respective Affiliates to, (i) permit the Company and its representatives to examine such documents and records and will supply in a timely manner any information as they may be reasonably requested to provide in connection with the offering or other distribution of Registrable Securities by such Holder or Holders and (ii) execute, deliver and perform under any agreements and instruments reasonably requested by the Company or its representatives to effectuate such registered offering, including opinions of counsel and questionnaires; and

(d) on receipt of any notice from the Company of the occurrence of any of the events specified in Section 2.1(f) or clauses (ii) or (iii) of Section 2.1(m), or that otherwise requires the suspension by such Holder or Holders and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Holder or Holders, such Holders shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Holder or Holders until the offering. sale and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.

Section 2.5 Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement; and

(b) so long as a Holder owns any Registrable Securities, furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

Section 2.6 Plan of Distribution and Legal Counsel. The Sellers holding a majority of the Registrable Securities to be included in any offering shall be entitled to determine the plan of distribution and to select counsel for the Sellers (which may be the same as counsel for the Company).

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Section 2.7 Lockup. In connection with any underwritten offering of Registrable Securities, (i) the Company (and each of its executive officers and directors) and (ii) each Holder which is selling shares of Common Stock pursuant to its rights hereunder will agree to be bound by the underwriting agreement’s lockup restrictions (which must apply, and continue to apply, in like manner to each of the Company (and each of its executive officers and directors) and Holders participating in the underwritten offering) that are agreed to by Holders holding a majority of shares being sold by all Holders in such underwritten offering.

Article III

Indemnification

Section 3.1 Indemnification by Company. To the fullest extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a registration statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold harmless each Holder, each Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually and reasonably incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several (or actions in respect thereof) (collectively, “Losses”) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Company Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder expressly for use in connection with such registration by any such Holder.

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Section 3.2 Indemnification by Holders. To the fullest extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders of Registrable Securities, the Company, each of its Representatives, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all Losses (or actions in respect thereof) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.2, settling any such Losses or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, “issuer free writing prospectus” or other document in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any Holder exceed an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement. The indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed).

Section 3.3 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as is reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.4 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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Section 3.5 Survival . The indemnification provided for under this Article III shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

Article IV

Transfer and Termination of Registration Rights

Section 4.1 Transfer of Registration Rights. Any rights to cause the Company to register securities granted to a Holder under this Agreement may be transferred or assigned to any Person in connection with a Transfer (as defined in the Share Exchange Agreement) of Issuable IFP Shares, Company Convertible Preferred Stock or Common Stock issued upon conversion of such shares to such Person in a Transfer permitted by the Share Exchange Agreement; provided, however, that (i) prior written notice of such assignment of rights is given to the Company, and (ii) such transferree agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in the form of Exhibit B hereto.

Section 4.2 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Issuable IFP Shares or Registrable Securities. The registration rights set forth in this Agreement shall terminate on the date on which all shares of Common Stock issuable (or actually issued) upon conversion of the Issuable IFP Shares or Company Convertible Preferred Stock cease to be Registrable Securities.

Article V

Miscellaneous

Section 5.1 Amendments and Waivers. Subject to compliance with applicable law, this Agreement may be amended or supplemented in any and all respects by written agreement of the Company and the Sellers.

Section 5.2 Extension of Time, Waiver, Etc. The parties hereto may, subject to applicable law, (a) extend the time for the performance of any of the obligations or acts of the other party or (b) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

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Section 5.3 Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto.

Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 5.5 Entire Agreement; No Third Party Beneficiary. This Agreement, including the Transaction Documents, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder.

Section 5.6 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(b) All legal or administrative proceedings, suits, investigations, arbitrations or actions (“Actions”) arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 5.6 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.9 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

14

Section 5.7 Specific Enforcement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Sellers would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.8 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.8.

Section 5.9 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

(a) If to Sellers or Sellers’ Representatives:

Intelligent Fingerprinting Limited

14-17 Evolution Business Park, Milton Road, Impington, Cambridge, England, CB24 9NG

Attn: Philip Hand

Email: philip.hand@intelligentfingerprinting.com

1908 Cliff Valley Way NE

Atlanta, Georgia, 30329-2479

Attn: Jason Isenberg

Email: jisenberg@rfallc.com

15

With copies (which shall not constitute notice) to:

Bristows LLP
100 Victoria Embankment | London EC4Y 0DH
Attn.: Iain Redford
Email: Iain.Redford@bristows.com

and

Jones Day

1221 Peachtree Street, N.E., Suite 400

Atlanta, Georgia 30361

Attention: Mark L. Hanson

Email: mlhanson@jonesday.com

(b) If to Company:

GBS Inc.

142 West 57th Street, 11th Floor

New York, NY 10019

Attn: Spiro Sakiris

Email: spiro.sakiris@gbs.inc

With a copy (which shall not constitute notice) to:

Arent Fox Schiff LLP

233 South Wacker Drive, Suite 7100, Chicago, IL 60606

Attn: Ralph De Martino and Alex Young

Email: ralph.demartino@afslaw.com and alex.young@afslaw.com

or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 5.10 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.

Section 5.11 Expenses. Except as provided in Section 2.3, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.12 Interpretation. The rules of interpretation set forth in Section 8.12 of the Share Exchange Agreement shall apply to this Agreement, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

GBS INC.

By:	/s/ Spiro Sakiris
Name:	Spiro Sakiris
Title:	Chief Financial Officer

Signature Page to Registration Rights Agreement

SELLERS:

By:	/s/ Philip Hand
Signed by each of the Sellers acting by their attorney Philip Hand under a power of attorney

RFA SELLERS:

/s/ Jason Isenberg
Signed by each of the RFA Sellers acting by Jason Isenberg as representative

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

DEFINED TERMS

1. The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company (after consultation with external legal counsel): (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliates” shall have the meaning given to such term in the Share Exchange Agreement.

“Business Day” shall have the meaning given to such term in the Share Exchange Agreement.

“Common Stock” means all shares currently or hereafter existing of the Company’s common stock, par value $0.01 per share.

“Company Convertible Preferred Stock” shall have the meaning given to such term in the Share Exchange Agreement.

“Company Stockholder Approval” shall have the meaning given to such term in the Share Exchange Agreement.

“Company Stockholder Approval Date” the date on which the Company Stockholder Approval has been duly obtained.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means any Person holding Registrable Securities.

“IFP Convertible Loan Holder” shall have the meaning given to such term in the Share Exchange Agreement.

“Issuable IFP Shares” shall have the meaning given to such term in the Share Exchange Agreement.

“Original Registration Rights Agreement” the Registration Rights Agreement dated October 4, 2022, by and between the Company, the sellers listed on Annex A and the sellers listed on Annex B.

A-1

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registration Expenses” means all expenses incurred by the Company in complying with Article I, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants, fees and expenses in connection with complying with state securities or “blue sky” laws, FINRA fees, fees of transfer agents and registrars, transfer taxes, and fees and expenses of one outside legal counsel to the Sellers and all Holders retained in connection with registrations contemplated hereby, but excluding underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, in each case to the extent applicable to the Registrable Securities of any selling Holders.

“Registrable Securities” means, as of any date of determination, any shares of Common Stock acquired by any Sellers pursuant to the conversion of any Issuable IFP Shares or Company Convertible Preferred Stock, and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective Registration Statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities or (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Special Registration” means the registration of equity securities, options or similar rights registered on Form S-4, Form S-8 or any successor forms thereto or any other form for the registration of securities issued or to be issued in connection with a merger, acquisition, employee benefit plan or equity compensation or incentive plan.

“Transaction Documents” shall have the meaning given to such term in the Share Exchange Agreement

2. The following terms are defined in the Sections of the Agreement indicated:

A-2

INDEX OF TERMS

Term	Section

Actions	Section 5.6(b)
Agreement	Preamble
Company	Preamble
Company Indemnified Parties	Section 3.1
Effectiveness Period	Section 1.2
Filing Date	Section 1.1
Holder Indemnified Parties	Section 3.2
Indemnified Party	Section 3.3
Indemnifying Party	Section 3.3
Interruption Period	Section 2.1(m)
Share Exchange Agreement	Recitals
Losses	Section 3.1
Offering Persons	Section 2.1(k)
Other IFP Sellers	Preamble
Resale Shelf Registration Statement	Section 1.1
RFA Sellers	Preamble
Sellers	Preamble
Shelf Offering	Section 1.7
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Take-Down Notice	Section 1.
Underwritten Offering	Section 1.6(a)
Underwritten Offering Notice	Section 1.6(a)

A-3

EXHIBIT B

JOINDER TO REGISTRATION RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of October 4, 2022 (the “Registration Rights Agreement”), by and between GBS Inc. (the “Company”) and the sellers listed on the signature pages thereto (the “Investor”). Capitalized terms used and not defined herein shall have the meanings set forth in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder and an Seller as of the date hereof in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of [●], 20[ ].

[HOLDER]

By:
Name:
Title:

B-1

Annex A

RFA Sellers

Seller Name	Seller Address

The Ma-Ran Foundation	1908 Cliff Valley Way NE Atlanta, Georgia, 30329-2479 United States
The Ma-Ran Foundation	1908 Cliff Valley Way NE Atlanta, Georgia, 30329-2479 United States

B-2

Annex B

Other IFP Sellers

Seller Name	Seller Address

Sue Jickells	Dale House, Chapel Road, Longham Nr Dereham NR19 2RN
Nikolaos Tzokas	Norwich Business School, University of East Anglia, Norwich, Norfolk NR4 7TJ
David Russell	Riverside Cottage, School Lane, Runhall, Norfolk NR9 4DS
Georgina Russell	Riverside Cottage, School Lane, Runhall, Norfolk NR9 4DS
Catherine Russell	Riverside Cottage, School Lane, Runhall, Norfolk NR9 4DS
University of East Anglia	The Registry, University of East Anglia, Norwich, Norfolk NR4 7TJ
Iceni Seedcorn Fund LLP	The Registry, University of East Anglia, Norwich, Norfolk NR4 7TJ
Executors of L Ball	Suite 100, 500 E Dallas Road, Grapevine, Texas 76051 USA
David Ball Irrevocable trust	1700 Widivision, #3 Chicago, IL 60622 USA
David Ball Descendants Trust	1700 Widivision, #3 Chicago, IL 60622 USA
Shannon Ball Irrevocable Trust	2316 Espinosa Place #203 Highlands Ranch, Colorado 80129 USA
Shannon Ball Descendants Trust	2316 Espinosa Place #203 Highlands Ranch, Colorado 80129 USA
Allison Bertorelli Irrevocable Trust	3716 Lenox Fort Worth TX 76107 USA
Allison Bertorelli Descendants Trus	3716 Lenox Fort Worth TX 76107 USA
Meredith Martin Irrevocable Trust	403 Normandy Lane Heath TX 75032 USA
Meredith Martin Descendants Trust	403 Normandy Lane Heath TX 75032 USA
Jason Ball Irrevocable Trust	1816 Saxony Fort Worth TX 76116 USA
Jason Ball Descendants Trust	1816 Saxony Fort Worth TX 76116 USA
John David Ball	4850 Plaza Drive, Irving Texas USA 75063
Patrick Shannon Ball	2316 Espinosa Place #203 Highlands Ranch, Colorado 80129 USA
Allison Bertorelli	3716 Lenox Fort Worth TX 76107 USA
Meredith Martin	403 Normandy Lane Heath TX 75032 USA
Peter Jason Ball	1816 Saxony Fort Worth TX 76116 USA
Barbara Ball	Suite 100, 500 E Dallas Road, Grapevine, Texas 76051 USA
Thomas Johnson	4964 Prince Edward Road, Jacksonville, Florida USA 32210
Robert Rosholt	119 East Lake Shore Drive, Apt 3E Chicago, Illinois, USA, 60611
Sennett Kirk III	PO Box 1934 Denton Texas, USA, 76202
Sennett Kirk III ExemptTrust	PO Box 1934 Denton Texas, USA, 76202
Diana Lea Anthony 2015 Trust	12770 Coit Road, suite 970, Dallas Texas, USA 75251
Guy Leland Anthony 2015 Trust	12770 Coit Road, suite 970, Dallas Texas, USA 75251
John Ross Anthony 2015 Trust	12770 Coit Road, suite 970, Dallas Texas, USA 75251
Roy Jay Anthony	12770 Coit Road Ste 970, Dallas Texas, USA, 75251
Guy Anthony	12770 Coit Road, suite 970, Dallas Texas, USA 75251
John Ross Anthony	12770 Coit Road, suite 970, Dallas Texas, USA 75251
Michael Johns	736 Conway Glen drive, N.W Atlanta GA 30327 USA
Jim Ballard	6609 Stone Hill CT, Flower Mound, TX, 75022
David Hammer	17480 Dallas Parkway, Suite 100 Dallas TX 75287 USA
Nestors Financial	1121 Dallas Drive, Suite 1 Denton TX 76205 USA
HBT PE LLC	7800 North Dallas Parkway, Suite 330 Plano TX 75024 USA
Debra Coffey	500 Throckmorton Street No. 2204 Fort Worth, Texas 76102 USA
John Polden	1 The Beeches, Amersham, HP6 5QJ
John Russell Fotheringham Walls	49 Strand on the Green, London, W4 3PD
Nicola Hand	Kings Ride Farm, Prince Albert Drive, Ascot, Berks, SL5 8AQ
Philip Hand	Kings Ride Farm, Prince Albert Drive, Ascot, Berks, SL5 8AQ
Stephan Goetz	2 Elm Road, Stowmarket, IP14 1QW
Jon Johnson	90 The Brambles, Bar Hill, Cambridge, CB23 8TA
Jeremy Walker	40 World End Lane, Weston Turville Bucks HP22 5SA
Susan Mace	140 Old Norwich Road, Horsham St Faith, Norwich, NR10 3JF UK
Callistus Sequeria	17 Amwell Road, Cambridge CB4 2UH
Karin Briden	16 Geldart Street, Cambridge CB1 2LX
Carolanne Smith	17 Holme Close, Oakington, Cambridge CB24 3AP
Joanna Williams	11208 Wiontario Ave. Littleton Colorado 80127 USA

B-3